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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                     November 16, 1999 (November 15, 1999)







                          AMERICAN PAD & PAPER COMPANY
             (Exact name of registrant as specified in its charter)

                         Commission file number 1-11803


         Delaware                                              04-3164298
(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                             Identification No.)

17304 Preston Road, Suite 700, Dallas, TX                        75252-5613
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (972) 733-6200






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Item 5.  Other Events.

     On November 15, 1999, American Pad & Paper Company (OTCBB:AMPP) (AP&P) announced financial results for the third quarter and nine months ended September 30, 1999. The Company also announced that a default of its bank credit agreement will preclude payment of its November 15, 1999, interest payment to its subordinated debt holders, and that it has engaged Lazard Freres & Co. LLC to investigate and pursue various strategic and financial alternatives, including the possible sale of the Williamhouse division.

This press release is incorporated herein as Exhibit 99.033

Exhibit

99.33 Press release by the Company dated November 15, 1999.







                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                American Pad & Paper Company



November 16, 1999                        /s/ David N. Pilotte
Date                                     David N. Pilotte
                                         Vice President and Corporate Controller
                                         Principal Accounting Officer




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                                                                  Exhibit 99.033
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For immediate release                                     CONTACT: Mark Lipscomb
---------------------                                           (972) 733-5415


American Pad & Paper Reports THIRD Quarter Results
 -  Company  to  Consider  Possible  Sale  of Williamhouse  Division-
 -  Bank Credit Agreement Default Precludes Subordinated Debt Interest Payment-
 -  Company Engages Lazard Freres & Co. LLC as Strategic and Financial Advisors-

         Dallas, November 15, 1999, -- American Pad & Paper Company (OTCBB:AMPP) (AP&P) today announced financial results for the third quarter and nine months ended September 30, 1999. AP&P also announced that a default of its bank credit agreement will preclude payment of its November 15, 1999 interest payment to its subordinated debt holders and that it has engaged Lazard Freres & Co. LLC to investigate and pursue various strategic and financial alternatives, including the possible sale of the Williamhouse division.

Third Quarter and Year-to-Date Results

         For the third quarter, the Company reported a net loss of $9.2 million or 33 cents per share, compared to a net loss of $13.4 million, or 48 cents per share in the third quarter of 1998. The third quarter 1999 results include previously announced plant rationalization costs totaling $1.8 million net that negatively impacted quarterly performance by 6 cents per share. Third quarter 1999 net sales were $144.7 million versus net sales of $174.2 million in the third quarter of 1998.

         AP&P posted EBITDA performance of $10.5 million in the third quarter as measured by the Company's bank credit agreement, meeting the bank financial covenant requirements.

         Year to date, the Company reported a net loss of $36.2 million, or $1.30 per share, compared to a net loss of $71.4 million, or $2.58 per share, in the first nine months of 1998. Results for the first nine months of 1999 include the negative impact of net plant rationalization costs totaling $6.6 million, or 24 cents per share. Net sales for the first nine months of 1999 were $416.4 million versus net sales of $482.5 million for the first nine months of 1998.

          "Our plant rationalization efforts and operational improvements through the first nine months of this year have created significant cost savings," said James W. Swent III, Chief Executive Officer. "However, revenue performance is tracking below our plan due to general softness in both our retail and paper merchant sales channels and continued inventory level reductions with our retail customers. Profitability has also been negatively impacted by customer and product mix as well as multiple paper price increases experienced during the year."

                                                                     -more-
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Bank Credit Agreement Default Precludes Subordinated Debt Interest Payment

         On Friday November 12, 1999 the Company was notified by its banking group of a default of its revolving credit facility. The default stems from the formation of new subsidiaries in December 1997 related to a reorganization of the Company's corporate structure without proper notification to the banks. The reorganization was implemented primarily for state tax purposes and included the transfer of assets between existing entities and transfers to the new subsidiaries. Certain of these subsidiaries own assets for which the banks' security interest may not have been perfected, resulting in a default under the revolving credit facility. The banks' default notice prevents the Company from making the scheduled November 15, 1999 interest payment to its subordinated debt holders. AP&P has a 30-day grace period under the subordinated debt indenture to cure this payment default. The Company has been in discussions with its bank group and intends to continue to work with them to attempt to resolve the credit facility default during this grace period.

Company Engages Lazard Freres & Co. LLC as Strategic and Financial Advisors

         "The Company has engaged Lazard Freres to analyze our strategic and financial alternatives, including the possible sale of the Williamhouse division," Mr. Swent stated. "Williamhouse is a well-run operation that has benefited from our recent rationalization program. It has a well-established customer base, significant market share and a highly respected name in the industry. The main reason for considering this option is that at the proper valuation, the proceeds from the sale of the Williamhouse division would make significant progress toward reducing our debt. Lazard will also look at other actions that would also allow us to address our debt structure."

     "The goal of having Lazard as advisors is to strengthen the Company's financial position as we pursue various strategic and financial options to reduce our debt," said Mr. Swent. "Our customers will continue to receive the same high quality products and service they have come to expect from us as we move forward."

         American Pad & Paper Co., which invented the legal pad in 1888, is a leading manufacturer and marketer of paper-based office products in North America. Product offerings include envelopes, writing pads, file folders, machine papers, greeting cards and other office products. The key operating divisions of the Company are Williamhouse, AMPAD, and Creative Card. Company revenues in 1998 were $662 million. Additional information is available on the Company's Website at http://www.americanpad.com.

           This release contains forward-looking statements relating to future results. Actual results may differ significantly as a result of factors over which the Company has no control, including, but not limited to the following: changing economic conditions, slower than anticipated sales growth, price and product competition and changes in raw material costs. Additional information, which could affect the Company's financial results, is included in the Company's filings with the Securities and Exchange Commission.



                                                                      ***

                                                              (Tables to Follow)
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



                                     AMERICAN PAD & PAPER COMPANY
                                CONSOLIDATED STATEMENTS OF OPERATIONS
                              (in thousands, except per share amounts)
                                             (Unaudited)

                                                 Three months ended           Nine months ended
                                                    September 30,                September 30,
                                              --------------------------  ----------------------------
                                                  1999           1998        1999              1998
                                              ------------  ------------  ------------    ------------
    .......................................

Net sales .................................   $    144,717  $    174,160  $    416,398    $    482,479
Cost of sales .............................        131,984       156,462       382,230         441,962
                                              ------------  ------------  ------------    ------------
   Gross profit ...........................         12,733        17,698        34,168          40,517

Operating expenses:
   Selling and marketing ..................          5,590         5,569        15,844          15,762
   General and administrative .............          5,026         9,608        18,269          24,313
   Restructuring charges ..................         (1,999)        5,741        (1,999)          5,741
   Loss on sale of accounts receivable ....            836           858         2,286           2,319
   Amortization of intangible assets ......          1,282         1,327         3,853           4,522
   Write-down of intangible assets ........           --            --            --            41,000
   Management fees and services ...........            375           595         1,125           1,655
                                              ------------  ------------  ------------    ------------
Income (loss) from operations .............          1,623        (6,000)       (5,210)        (54,795)

Other income (expense):
   Interest ...............................        (10,912)      (11,929)      (32,632)        (33,735)
   Other income, net ......................             88           192         2,418             207
                                              ------------  ------------  ------------    ------------
Loss before income taxes ..................         (9,201)      (17,737)      (35,424)        (88,323)
Benefit from income taxes .................           --           4,343          --            16,907
                                              ------------  ------------  ------------    ------------
Loss before cumulative effect of a change
   in accounting principal ................         (9,201)      (13,394)      (35,424)        (71,416)

Cumulative effect of a change
  in accounting principal .................           --            --            (726)           --
                                              ------------  ------------  ------------    ------------
Net loss ..................................   $     (9,201) $    (13,394) $    (36,150)   $    (71,416)
                                              ============  ============  ============    ============

Basic loss per share:
  Loss before cumulative effect of a change
   in accounting principal ................   $      (0.33) $      (0.48) $      (1.27)   $      (2.58)
Cumulative effect of a change
     in accounting principal ..............           --            --           (0.03)           --
                                              ------------  ------------  ------------    ------------
  Net loss ................................   $      (0.33) $      (0.48) $      (1.30)   $      (2.58)
                                              ============  ============  ============    ============

Weighted average shares outstanding:
  Basic ...................................         27,829        27,724        27,760          27,713
                                              ============  ============  ============    ============

The accompanying notes are an integral part of these consolidated financial statements.



                          AMERICAN PAD & PAPER COMPANY
                           CONSOLIDATED BALANCE SHEETS
                      (in thousands, except share amounts)
                                   (Unaudited)

                                                                September 30,    December 31,
                                                                    1999             1998
                                                               --------------   --------------
ASSETS
Current assets:
    ........................................................
  Cash .....................................................   $        1,545   $        1,371
  Accounts receivable ......................................           36,915           60,660
  Inventories ..............................................          117,408          112,169
  Income taxes receivable ..................................              132            1,700
  Prepaid expenses and other current assets ................            2,206            1,240
  Deferred income taxes ....................................               40               40
                                                               --------------   --------------
    Total current assets ...................................          158,246          177,180

Property, plant and equipment ..............................          148,938          152,198
Goodwill and intangible assets .............................          179,205          185,805
Other ......................................................            2,502            2,654
                                                               --------------   --------------
     Total assets ..........................................   $      488,891   $      517,837
                                                               ==============   ==============

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
  Current portion of long-term debt ........................   $      247,610   $        1,236
  Accounts payable .........................................           48,455           49,598
  Accrued expenses .........................................           49,107           47,078
  Income taxes payable .....................................              300              300
  Restructuring reserve ....................................            2,200            5,660
                                                               --------------   --------------
     Total current liabilities .............................          347,672          103,872
                                                               --------------   --------------

Long-term debt .............................................          137,871          373,675
Deferred income taxes ......................................           16,364           16,972
Other ......................................................            1,102            1,288
                                                               --------------   --------------
   Total liabilities .......................................          503,009          495,807

Commitments and contingencies
 Stockholders' equity (deficit):
  Preferred stock, 150,000 shares authorized,
   no shares issued and outstanding ........................             --               --
  Common stock, voting, $.01 par value, 75,000,000
   shares authorized, 27,926,405 and 27,724,405
   shares issued and outstanding, respectively .............              279              277
  Additional paid-in capital ...............................          301,287          301,287
  Accumulated deficit ......................................         (315,684)        (279,534)
                                                               --------------   --------------
      Total stockholders' equity (deficit) .................          (14,118)          22,030
                                                               --------------   --------------
    Total liabilities and stockholders' equity (deficit) ...   $      488,891   $      517,837
                                                               ==============   ==============

The accompanying notes are an integral part of these consolidated financial statements.